Exhibit 99.3

Strategic Update James P. Gorman, Chairman and Chief Executive Officer January 19, 2016

Notice The information provided herein may include certain non-GAAP financial measures. The reconciliation of such measures to the comparable GAAP figures are included in this presentation or in the Company’s most recent Annual Report on Form 10-K, Definitive Proxy Statement, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as applicable, which are available on www.morganstanley.com. This presentation may contain forward-looking statements including the attainment of certain financial and other targets and goals. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s current estimates, projections, expectations or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of forwardlooking statements. For a discussion of risks and uncertainties that may affect the future results of the Company, please see the Company’s most recent Annual Report on Form 10- K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as applicable, which are available on www.morganstanley.com. This presentation is not an offer to buy or sell any security. Please note this presentation is available at www.morganstanley.com. 2

Investment Management Investment Management 3 Full Year 2009 Net Revenues, ex-DVA: $28.7Bn(1)(2) Full Year 2015 Net Revenues, ex-DVA: $34.5Bn(1)(2) Wealth Management Fixed Income and Commodities (ex-DVA) Investment Banking Equity Sales and Trading (ex-DVA) Wealth Management Fixed Income and Commodities (ex-DVA) Investment Banking Equity Sales and Trading (ex-DVA) Strategy: Multi-Year Transformation of Business Mix (1) The End Notes are an integral part of this Strategic Update. See slide 19 for information related to the financial metrics presented on this page.3

Continued Execution in Areas of Leadership in Institutional Securities 2.2 2.2 3.2 4.3 2012 2013 2014 2015 118 166 252 188 2012 2013 2014 2015 Industry Industry Announced M&A Volumes(1) ($Tn) IPO Volumes(1) ($Bn) Morgan Stanley – #2 in Global Announced M&A in 2015 Morgan Stanley – #1 in IPOs in 2015 5.9 6.6 6.9 8.1 2012 2013 2014 2015 Equity Sales & Trading Net Revenues, ex-DVA ($Bn)(2)(3)(4) 2 2 1 Global Rank 1 4 As of 3Q YTD (1) The End Notes are an integral part of this Strategic Update. See slide 19 for information related to the financial metrics presented on this page.4

Execution: Mark to Market(1) on 2015 Strategic Plan 1 Achieved FY 2015 22% pre-tax margin(2) Ongoing Wealth Management upside through additional margin improvement 2 Achieved 46% NII growth in U.S. Banks versus 2014 in a flat rate environment(3) Continued execution of U.S. Bank strategy in Wealth Management and Institutional Securities 3 Failed to meet objective: Initiated Progress in Fixed Income and Commodities ROE major restructuring 4 Tailwind from lower funding costs Ongoing 5 Maintaining focus on expense management • Achieved 37% ISG compensation ratio(4) • Expense initiatives underway Steadily increase capital return to shareholders Received non-objection to 2015 plan to 6 increase buyback and dividend 5 (1) The End Notes are an integral part of this Strategic Update. See slide 19 for information related to the financial metrics presented on this page.5

Results: Performance and Return on Equity(1) Target = 10% ROE Gap = ~300bps 2015 Earnings: $4.7Bn = 7% ROE 2015 Avg. Common Equity: $67Bn (1) The End Notes are an integral part of this Strategic Update. See slide 19 for information related to the financial metrics presented on this page.6

Path to 10% ROE A Capital Sufficiency B Expense Efficiency C Wealth Management Revenue Growth 7 D Capital Return

8 De-Risked Balance Sheet, Increased Capital Return and Grew Capital $460Bn $397Bn 2012 2015 Advanced Fully Phased-in Pro Forma RWAs(1)(2) $0.4Bn $3.2Bn 2012 2015 $60Bn $67Bn 2012 2015 Buyback & Common Dividend Average Common Equity, ex-DVA(3) $781Bn $788Bn 2012 2015 Assets +1% (14%) +740% +12% (1) The End Notes are an integral part of this Strategic Update. See slide 20 for information related to the financial metrics presented on this page.

9 Firm Has Sufficient Capital to Support A Our Business (1) The End Notes are an integral part of this Strategic Update. See slide 20 for information related to the financial metrics presented on this page. Pro Forma Common Equity Tier 1 Ratio Advanced, Fully Phased-in 11.6% 14.1% 10% in 2019 Pro Forma Supplementary Leverage Ratio Fully Phased-in 4.2% 5.8% 5% in 2018 CCAR Stress Test Continued Capital Return Unknown impact of G-SIB buffer Continued Capital Return Key Capital Requirement(1)(2)(3) 1Q14 4Q15 Requirement(4)(5)

Reducing Capital Allocated to Fixed Income and Commodities 10 3Q15 YE 2017 End State Reduction Pro Forma $158Bn <$120Bn <$110Bn Advanced RWA $50Bn Pro Forma SLR Exposure $417Bn $300Bn <$250Bn $170Bn $5Bn-$8Bn of excess capital over time 4Q15(2)(3) $136Bn $354Bn We significantly exceeded our 2015 RWA year-end target of $180Bn We have set new targets of <$110Bn RWA and <$250Bn SLR exposure Fixed Income and Commodities (excluding Lending)(1) (1) The End Notes are an integral part of this Strategic Update. See slide 20 for information related to the financial metrics presented on this page.10

Restructuring the Fixed Income and Commodities Businesses 11 • Recently announced management changes will strengthen FIC team • Headcount reduction of 25% on strategic lines; significant compensation run-rate savings • Ongoing reduction of capital, balance sheet and expense base • Exit / unwind areas not strategically important to the Firm • Improve asset velocity Action Plan Ongoing Right-sizing for a critical and credible Fixed Income and Commodities business 11

Continued Compensation Expense Discipline 12 39% 37% 37% 2015 Target 2015 2017 Target in Flat Revenue Institutional Securities, ex-DVA(1) 57% 56% 2015 2017 Target 41% <40% 2015 2017 Target Wealth Management(1) Investment Management(1) B (1) The End Notes are an integral part of this Strategic Update. See slide 20 for information related to the financial metrics presented on this page.12

Next Phase of Expense Reduction: Project Streamline 2016 - 2017 13 · Ongoing area of focus and execution with benefit over the medium term Ongoing Focus on Structurally Simplifying the Organization Location Strategy · Acceleration of ongoing efforts to further optimize location strategy in first half of 2016; achievable given existing centers of excellence Leverage Technology to Rationalize Infrastructure · High level of near term focus · Opportunity for meaningful cost savings while investing over medium term through cross asset-class and cross-business technology conversion · Outsource to vendors and industry consortia Consolidate Processes · Multiple initiatives underway in business and support levels Further Outsourcing · Currently re-examining additional processes suitable for outsourcing · Execution to occur over medium term 13

Expense Efficiency 14 79% 77% 74% Previous Expense Efficiency Target 2015 2017 Target on Flat Revenues Firm Expense Efficiency Ratio, ex-DVA(1) • The 2015 Firm expense efficiency ratio of 77% exceeded the target of 79% • Through the FIC restructuring, a renewed Firmwide expense reduction plan, and continued compensation discipline, we will drive our efficiency ratio to 74%, in a flat revenue environment Planned $1Bn+ reduction in expenses (1) The End Notes are an integral part of this Strategic Update. See slide 21 for information related to the financial metrics presented on this page.14

Continued High Quality Lending in Wealth Management 19 25 16 3 21 4 YE 2014 YE 2015 Pro-Forma YE 2016 Pro-Forma YE 2017 $38Bn $49Bn ~$60Bn $70Bn Wealth Management Lending in US Banks(1) Percentage of Wealth Management Clients With a Loan at Morgan Stanley(2) 1.3% 1.6% 1.9% 2013 2014 3Q15 YTD 9% 12% 15% 2013 2014 3Q15 YTD Securities-Based Lending Residential Lending Tailored Lending C (1) The End Notes are an integral part of this Strategic Update. See slide 21 for information related to the financial metrics presented on this page.15

16 Wealth Management Margin Potential Driven By Revenue Growth and Expense Discipline FY 2015 Pre-tax Margin 22% 2017 Pre-tax Margin Potential 23%-25% Net Interest Income Growth • Wealth Management $20Bn lending growth through YE 2017 will drive NII upside in US Banks • Deposits in Bank Deposit Program (BDP) of $149Bn as of YE 2015 ~0.75% – 1.75% 1 Expense Discipline • Savings across compensation and non-compensation expenses 2 0.25% – 0.75% _ Retention Deals: Upside beyond 2017 as FA notes issued in 2009 roll off in January 2019, resulting in a ~1.50% PBT margin benefit Business Growth • Ongoing shift to fee-based managed accounts, digital strategy, ISG connectivity, FA productivity 0.25% – 0.50% 3  16

Continued Return of Capital to Shareholders 17 $0.5Bn $1.0Bn $2.5Bn $0.20 $0.20 $0.40 $0.60 2012 CCAR 2013 CCAR 2014 CCAR 2015 CCAR • Our goal is to continue to increase our dividends and buybacks over time, subject to regulatory approval Annual Dividend per Share (cents) 4-Quarter Share Repurchases (2) (3) In 2012 and 2013, the Firm acquired the remaining 14% and 35% interest of the Wealth Management JV, respectively (4) Morgan Stanley’s Capital Returns(1) D (1) The End Notes are an integral part of this Strategic Update. See slide 21 for information related to the financial metrics presented on this page.17

7% 9%-11% 2015 2017 Path to a Return on Equity of 10% and Higher 18 Target Return on Equity Key Drivers · $1Bn+ compensation and noncompensation savings, assuming flat revenue environment (not including any one-time outsized litigation expense or penalties) Tangible Expense Targets Modest Revenue Growth (3%-5% annually) · Wealth Management margin improvement to ~23%-25% · Retain strength in Investment Banking and Equity Sales & Trading · Steady performance in Investment Management business Sufficient Capital · Right-sized FIC business · Increasing capital returns, subject to regulatory approval (1) (1) The End Notes are an integral part of this Strategic Update. See slide 21 for information related to the financial metrics presented on this page.18

End Notes These notes refer to the financial metrics presented on Slide 3. 1. 2009 and 2015 Net Revenues of $28,693 million and $34,537 million, respectively, excluding the negative impact of $5,510 million and the positive impact of $618 million from Debt Valuation Adjustment (‘DVA’), respectively. Net Revenue, ex-DVA is a non-GAAP financial measure the Company considers useful for investors to allow better comparability of period to period operating performance. 2. 2009 and 2015 Net Revenues exclude $94 million and $314 million, respectively, of ‘Other’ net losses. ‘Other’ includes Other Sales & Trading, Investments, Other Revenue and Intersegment eliminations. These notes refer to the financial metrics presented on Slide 4. 1. Industry volumes and league table rankings are for the period of January 1, 2015 to December 31, 2015 from Thomson Reuters as of January 4, 2016. 2. Net Revenues, excluding the positive / (negative) impact from DVA for years ending December 31st: 2015 - $163 million; 2014 - $232 million; 2013 - $(78) million; and 2012 - $(1,130) million. Equity Sales and Trading Net Revenues, ex-DVA is a non-GAAP financial measure the Company considers useful for investors to allow better comparability of period to period operating performance. 3. 2012 and 2013 have been recast to include the International Wealth Management business, previously reported in the Wealth Management business segment. 4. Morgan Stanley Global Rank for 2015 as of September 30th, year-to-date. Peers included in Global Rank include Goldman Sachs, JP Morgan, Bank of America, Citigroup, UBS, Deutsche Bank, Credit Suisse, and Barclays. These notes refer to the financial metrics presented on Slide 5. 1. Represents progress during the calendar year against the goals established at the beginning of 2015. 2. Pre-tax margin represents income (loss) from continuing operations before taxes divided by Net Revenues. Pre-tax margin is a non-GAAP financial measure that the Company considers useful for investors to assess operating performance. 3. Net Interest Income (‘NII’) growth in U.S. Banks represents the year-over-year NII percentage increase for the Company’s U.S. Bank operating subsidiaries, Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association. 4. ISG compensation ratio of 37% for 2015 represents compensation and benefits expense ($6,467 million) as a percentage of Net Revenues, ex-DVA ($17,335 million excluding the positive impact of $618 million from DVA). The ISG compensation ratio, ex-DVA is a non-GAAP financial measure the Company considers useful for investors to assess operating performance. This note refers to the financial metrics presented on Slide 6. 1. The 7% Return on Equity (‘ROE’) represents ROE excluding DVA and the 2015 net discrete tax benefits (‘Discrete Tax Benefits’). The calculation of ROE uses net income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity. To determine ROE, ex-DVA and Discrete Tax Benefits both the numerator and denominator were adjusted to exclude these items. ROE and ROE, ex-DVA and Discrete Tax Benefits are non-GAAP financial measures that the Firm considers useful for investors to assess operating performance. The reconciliation of ROE to ROE, ex-DVA and Discrete Tax Benefits is as follows: 19 FY 2015 ROE, ex-DVA and Tax Benefits 7.0% DVA impact 0.7% Discrete Tax Benefits impact 0.8% ROE 8.5% 19

End Notes These notes refer to the financial metrics presented on Slide 8. 1. The pro forma estimate of Advanced Fully Phased-in Risk weighted assets (‘RWA’) is based on the Company’s current understanding of U.S. Basel III and other factors, which may be subject to change as the Company receives additional clarification and implementation guidance from the Federal Reserve. This pro forma computation is a preliminary estimate as of January 19, 2016 and could be subject to revision in Morgan Stanley’s Annual Report on Form 10-K for the year ended December 31, 2015. 2. The pro forma estimate of Advanced Fully Phased-in RWAs is a non-GAAP financial measure that the Company considers to be a useful measure for evaluating compliance with new regulatory capital requirements that have not yet become effective. 3. Average Common Equity excluding DVA is adjusted for inception-to-date DVA. Average Common Equity, ex-DVA a non-GAAP financial measure that the Firm considers useful for investors to allow better comparability of period-to-period operating performance. These notes refer to the financial metrics presented on Slide 9. 1. The Company estimates its pro forma fully phased-in Basel III Common Equity Tier 1 ratio based on the Company’s current assessment of the Basel III final rules and other factors, including the Company’s expectations and interpretations of the proposed requirements, which may be subject to change as the Company receives additional clarification and guidance from the Federal Reserve. This pro forma computation is a preliminary estimate as of January 19, 2016 and could be subject to revision in Morgan Stanley’s Annual Report on Form 10-K for the year ended December 31, 2015. 2. Pro-forma fully phased-in U.S. Supplementary Leverage Ratio is based on preliminary analysis of the U.S. final rules from September 2014 and estimated as of December 31, 2015. These estimates are preliminary and are subject to change. 3. Pro-forma Basel III Common Equity Tier 1 Common ratio and pro-forma U.S. Supplementary Leverage ratio, are non-GAAP financial measures that the Company consider to be useful measures to the Company and investors to evaluate compliance with future regulatory capital requirements. 4. As of January 1, 2015, the Company is subject to a minimum Common Equity Tier 1 capital ratio of 4.5%. On a fully phased-in basis by 2019, the Company will be subject to 2.5% Common Equity Tier 1 capital conservation buffer and a G-SIB buffer. In July 2015, the Federal Reserve issued a final rule imposing risk-based capital surcharges on U.S. bank holding companies that are identified as G-SIBs, which include the Company. Under the Federal Reserve’s calculation for the Company, the Company’s G-SIB surcharge would be 3%. 5. As of January 1, 2018, the Company will be subject to a supplementary leverage ratio requirement of at least 5.0%, which includes a Tier 1 supplementary leverage capital buffer of at least 2.0% in addition to the 3.0% minimum supplementary leverage ratio. These notes refer to the financial metrics presented on Slide 10. 1. All figures presented exclude RWAs and leverage exposure associated with lending. 2. The Company estimates its pro forma fully phased-in Advanced risk-weighted assets and pro forma fully phased-in Supplementary leverage exposure based on the Company’s current assessment of the Basel III final rules and other factors, including the Company’s expectations and interpretations of the proposed requirements, which may be subject to change as the Company receives additional clarification and guidance from the Federal Reserve. These pro forma computations are preliminary estimates as of January 19, 2016 and could be subject to revision in Morgan Stanley’s Annual Report on Form 10-K for the year ended December 31, 2015. 3. Pro forma fully phased-in Advanced risk-weighted assets and pro forma fully phased-in Supplementary leverage exposure, are non-GAAP financial measures that the Company consider to be useful measures to the Company and investors to evaluate compliance with future regulatory capital requirements These notes refer to the financial metrics presented on Slide 12. 1. Compensation ratio is calculated as compensation and benefits expense as a percentage of Net Revenues (or for ISG, Net Revenues, ex-DVA). When the Compensation ratio is based on Net Revenues ex-DVA, such ratios are non-GAAP financial measures that the Company considers useful for investors to assess operating performance. 20

End Notes These notes refer to the financial metrics presented on Slide 14. 1. Firm Expense Efficiency ratio represents total non-interest expenses as a percentage of Net Revenues excluding DVA. For 2015, the 77% Expense Efficiency ratio was calculated as non-interest expenses of $26,660 million divided by Net Revenues of $34,537 which excludes the positive impact of $618 million from DVA. The Expense Efficiency ratio, ex-DVA is a non-GAAP financial measure the Company considers useful for investors to assess operating performance. These notes refer to the financial metrics presented on Slide 15. 1. U.S. Banks represents the Company’s U.S. Bank operating subsidiaries, Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association. Sum of components may not match totals due to rounding. 2. “Percentage of Wealth Management Clients With a Loan at Morgan Stanley” is a Morgan Stanley internal designation referring to the percentage of clients or eligible clients who have one of these lending products with Morgan Stanley. Data is as of third quarter-to-date as data for FY 2015 is not yet available. These notes refer to the financial metrics presented on Slide 17. 1. In 2012, 2013, 2014, and 2015 the Firm received a “non-objection” from the Federal Reserve for each respective year’s CCAR submission. 2. In 2013, the Firm received a non-objection to repurchase up to $500MM of common stock beginning in 3Q13 through 1Q14 under rules permitting annual capital distributions. 3. In 2014, the Firm received a non-objection to repurchase up to $1Bn of common stock beginning in 2Q14 through 1Q15 and to increase the Firm’s quarterly common stock dividend to $0.10 per share from $0.05 per share beginning with the dividend declared in 2Q14. 4. In 2015, the Firm received a non-objection to repurchase up to $3.1Bn of common stock beginning in 2Q15 through 2Q16, $2.5Bn annually, and to increase the Firm’s quarterly common stock dividend to $0.15 per share from $0.10 per share beginning with the dividend declared in 2Q15. These notes refer to the financial metrics presented on Slide 18. 1. The 7% Return on Equity represents ROE excluding DVA and the 2015 net discrete tax benefits (‘Discrete Tax Benefits’). See note 1 pertaining to Slide 6. 21

Strategic Update James P. Gorman, Chairman and Chief Executive Officer January 19, 2016